UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2007 (August 23, 2007)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment or Certain Officers; Compensatory Arrangements of Certain Officers

On August 23, 2007, the registrant’s Board of Directors elected Philip W. Norwood as a new director to serve a term ending at the 2008 Annual Meeting of Shareholders. The Board of Directors also appointed Mr. Norwood to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors. Mr. Norwood was awarded approximately $75,000 worth of shares of the registrant’s common stock through the registrant’s 2004 Stock Plan. In accordance with the Deferred Stock Agreement, the shares will vest in two equal annual installments following Mr. Norwood’s departure from the Board of Directors. Mr. Norwood is an independent director as defined under the listing standards of the New York Stock Exchange. There are no arrangements or understandings between Mr. Norwood and any other persons pursuant to which Mr. Norwood was selected as a director. Since the beginning of the registrant’s last fiscal year, Mr. Norwood has had no direct or indirect interest in any transaction to which the registrant was a party.

Mr. Norwood has served as the President and Chief Executive Officer of Faison Enterprises, Inc., a real estate development and investment company headquartered in Charlotte, North Carolina, since 1994. Prior to joining Faison Enterprises, Inc., Mr. Norwood held a number of positions with Trammell Crow Company including Vice Chairman of Trammell Crow Company, Chairman and CEO of Trammell Crow Realty Advisors, President and CEO of Trammell Crow Real Estate Investors, and Chairman of Trammell Crow Ventures. Mr. Norwood is a member of the Urban Land Institute, International Council of Shopping Centers and the Real Estate Roundtable. Mr. Norwood holds a Bachelor of Arts with honors from Washington & Lee University, a Masters from Duke University and a Juris Doctor cum laude from the University of Georgia School of Law.

On August 23, 2007, the registrant issued a press release announcing Mr. Norwood’s appointment to the Board of Directors. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01        Financial Statements and Exhibits

           (c)           Exhibits

Exhibit Number	Description
99.1	Press Release dated August 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: August 23, 2007	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)